Exhibit 99.1

For Immediate Release:

PAPER EXCELLENCE GROUP ENTERS INTO DEFINITIVE AGREEMENT TO ACQUIRE RESOLUTE FOR $20.50 PER SHARE AND ONE CONTINGENT VALUE RIGHT TIED TO POTENTIAL DUTY DEPOSIT REFUNDS OF UP TO $500 MILLION

(All financial information is in U.S. Dollars unless otherwise stated)

Strategic transaction to accelerate Paper Excellence’s growth strategy, bringing complementary capabilities in lumber and pulp

MONTREAL, CANADA – July 6th, 2022 – The Paper Excellence Group (the “Group”), through its wholly-owned subsidiary Domtar Corporation (“Domtar”), a global diversified manufacturer of pulp and specialty, printing, writing, and packaging papers, and Resolute Forest Products Inc. (“Resolute”) (NYSE: RFP) (TSX: RFP), a global forest products company, have entered into an agreement under which Domtar will acquire all of the outstanding common shares of Resolute stock.

With this addition to its family of companies, the Paper Excellence Group will further build out its portfolio in North America following the successful acquisition of Domtar last year.

Patrick Loulou, vice chair and chief strategy officer of the Paper Excellence Group, commented, “We are excited to welcome Resolute and its employees to the Paper Excellence family. Resolute is an ideal fit for our long-term growth strategy. It complements our existing pulp, paper and packaging businesses and adds capabilities in lumber and tissue. We have seen firsthand that Resolute prides itself on its great people, strong assets and a culture of excellence going back more than two hundred years.”

Resolute will become a wholly-owned subsidiary of Domtar, under the auspices of the Group, and continue to operate on a business-as-usual basis under the Resolute name. The Resolute management team will remain in place at the company’s headquarters. Considering the quality workforce available with Resolute and Domtar, Montreal will become an important hub for the Group’s North American businesses. Furthermore, the Group plans to retain Resolute’s production locations and levels of jobs.

Growing Together

“With this transaction, Resolute will accelerate its growth as it gains access to more tools, capital and opportunities to pursue our ambitions with the combined resources of the Paper Excellence Group,” stated Remi G. Lalonde, Resolute’s president and chief executive officer. “This is good for employees and the communities where Resolute operates because we will continue to grow in a manner consistent with our core values of accountability, caring and trust that we hold dear. Together, we will form a stronger and more resilient, diversified forest products company, positioned to compete on a truly global scale, with a shared commitment to being a trusted business partner, dedicated to sustainability and to caring for its people and communities.”

As part of its commitment to building a premier North American diversified forest products company and creating long-term growth, the Group intends to support Resolute management’s existing growth strategy, focused on strategic investments in its lumber and pulp businesses, and maximizing the value of its paper and tissue businesses. It also plans to undertake a detailed feasibility study for the eventual conversion of Resolute’s Gatineau, Quebec, newsprint mill to the production of packaging paper.

“This is a good example of how the Paper Excellence Group’s diversified business, financial resources, and technical capabilities can open up new strategic avenues for assets that may otherwise face an uncertain future. This is but one example of our support and intention to implement significant investments aligned with Resolute’s strategic plan for the future,” concluded Mr. Loulou.

Furthermore, the Group intends to form long-term partnerships with one or more universities in Quebec and Ontario to spearhead innovation in the field of fiber-based biomaterials.

Transaction Details

The cash portion of the merger consideration represents a premium of approximately 64% to Resolute’s closing share price on NYSE on July 5, 2022. The cash consideration represents an enterprise value of approximately $2.7 billion, including pension liabilities and excluding the Contingent Value Right (CVR) on softwood lumber duty deposit refunds.

“This agreement offers our stockholders the opportunity to realize a significant premium for their shares in cash, plus additional value with contingent value rights tied to the prospective recovery of accumulated deposits on estimated softwood lumber duties through the second quarter,” added Mr. Lalonde.

The transaction will be carried out by way of a merger of Resolute with a newly created subsidiary of Domtar, providing for conversion of each share of Resolute common stock into the right to receive $20.50 per share, together with a CVR entitling the holder to a share of future softwood lumber duty deposit refunds. Each share, on a fully diluted basis at closing, will be entitled to receive one CVR.

“The addition of Resolute enables us to continue executing our long-term business plan to drive growth to the benefit of all stakeholders,” said John D. Williams, president and chief executive officer of Domtar. “After the close of the transaction, the Paper Excellence Group will own or operate a collection of diverse, strategic assets across North America that allows us to deliver a wider range of high-quality products to our customers. This transaction continues to demonstrate the strong belief in the potential of our business model and we look forward to continuing to operate successfully and efficiently into the future.”

Under the CVR, stockholders will receive any refunds on approximately $500 million of deposits on estimated softwood lumber duties paid by Resolute through June 30, 2022, including any interest thereon, net of certain expenses and of applicable tax and withholding. Any proceeds attributable to the CVR will be distributed proportionally to CVR holders, and the value will ultimately be determined by the terms and timing of the resolution of the softwood lumber dispute between Canada and the United States. The terms and timing of such resolution is uncertain. The CVRs will not be tradeable and will be subject to prohibitions on transfer.

Resolute stockholders will have the opportunity to vote on the transaction at a stockholders’ meeting to be held in early fall. The merger will require the approval of a majority of the outstanding shares of Resolute.

Fairfax Financial Holdings Limited, a significant stockholder of Resolute, has entered into a voting and support agreement to vote its shares in favor of the transaction. As of July 5, 2022, Fairfax Financial Holdings held approximately 30,548,190 shares, or 40% of the outstanding shares as of that date.

A full description of the transaction will be outlined in the proxy statement of Resolute, to be filed with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov/edgar/browse (“EDGAR”), and with the Canadian securities regulators on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com and mailed to stockholders of Resolute.

In addition to stockholder approval, the transaction is subject to applicable regulatory approvals and the satisfaction of certain other customary closing conditions.

Approvals and Recommendation

The board of directors of Resolute unanimously determined that the terms of the transaction are fair to, and in the best interests of, Resolute and its stockholders and resolved to recommend that Resolute stockholders vote for the transaction.

The transaction is expected to close as soon as possible following stockholder and regulatory approvals, and satisfaction of other customary closing conditions, which is currently expected in the first half of 2023.

Advisors

Barclays is serving as exclusive financial advisor to Paper Excellence, and Latham & Watkins LLP, McMillan LLP, and McCarthy Tétrault LLP, are serving as legal advisors. Barclays, CoBank, and Bank of Montreal are providing acquisition financing to Domtar in connection with the transaction.

CIBC Capital Markets is serving as exclusive financial advisor to Resolute, and Paul, Weiss, Rifkind, Wharton & Garrison LLP, and Stikeman Elliott LLP are serving as legal advisors.

Additional Information and Where to Find It

In connection with the proposed transaction, Resolute intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Resolute will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. The materials to be filed by Resolute will be made available to the company’s investors and stockholders at no expense to them and copies may be obtained free of charge on Resolute’s website at www.resolutefp.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and security holders will also be able to obtain copies of the proxy statement (when available) and other documents filed with Canadian securities regulatory authorities by Resolute at no charge through the website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and stockholders of Resolute are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about Resolute and the proposed transaction.

Resolute and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of Resolute stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of Resolute’s executive officers and directors in the solicitation by reading Resolute’s proxy statement for its 2022 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of Resolute’s participants in the solicitation, which may, in some cases, be different than those of the company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of Resolute are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the potential benefits of the proposed transaction between Resolute and Domtar Corporation; the prospective performance and outlook of Resolute’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intends,” “continue,” “positioned,” “maintain,” “remain,” “build,” “pursue,” “accelerate,” “plan,” “grow,” “allow,” “look,” “provide,” “create,” “support,” “estimated,” “drive,” “maximize” and other terms with similar meaning indicating possible future events or potential impact on Resolute’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for Resolute will be made; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require Resolute to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on Resolute’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; and risks related to diverting management’s attention from the company’s ongoing business operations. In addition, please refer to the documents that Resolute files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to Resolute and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in Resolute’s other filings with the SEC and the Canadian securities regulatory authorities. Resolute disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

About Resolute Forest Products

Resolute is a global leader in the forest products industry with a diverse range of products, including market pulp, tissue, wood products and papers, which are marketed in over 60 countries. The company owns or operates some 40 facilities, as well as power generation assets, in the United States and Canada. Resolute has third-party certified 100% of its managed woodlands to internationally recognized sustainable forest management standards. The shares of Resolute trade under the stock symbol RFP on both the New York Stock Exchange and the Toronto Stock Exchange.

Resolute has received regional, North American and global recognition for its leadership in corporate social responsibility and sustainable development, as well as for its business practices. Visit www.resolutefp.com for more information.

About Domtar

Domtar is a leading provider of a wide variety of fiber-based products including communication, specialty and packaging papers, market pulp and airlaid nonwovens. With approximately 6,400 employees serving more than 50 countries around the world, Domtar is driven by a commitment to turn sustainable wood fiber into useful products that people rely on every day. Domtar’s principal executive office is in Fort Mill, South Carolina and Domtar is part of the Paper Excellence group of companies. To learn more, visit www.domtar.com.

About Paper Excellence

The Paper Excellence Group is a privately-held holding company that oversees individual pulp and paper business units. Its operations include the manufacturing of pulp and specialty, printing and writing, and packaging papers, producing over 7 million tons annually with a workforce of over 10,000 in its nearly 40 locations across the Americas and Europe. For more information on Paper Excellence, please visit www.paperexcellence.com.

Paper Excellence Contacts

Media:

Martin Croteau

Tel.: 418-956-6898

Email: martin.croteau@paainc.ca

Resolute Contacts

Investors:

Marianne Limoges, Treasurer and Vice President, Investor Relations

Tel.: 514 394-2217 or 514 838-0949 (cell)

Email: marianne.limoges@resolutefp.com

Media and Others:

Seth Kursman, Vice President, Corporate Communications, Sustainability and Government Affairs

Tel.: 514 394-2398 or 514-826-5040 (cell)

Email: seth.kursman@resolutefp.com